UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2026

KALA BIO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38150	27-0604595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1167 Massachusetts Avenue

Arlington, MA 02476

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 996-5252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 3, 2026 (the “Effective Date”), KALA BIO, Inc. (the “Company”) and 2624465 Ontario Inc. o/a Younet AI, an Ontario corporation (“Younet”) entered into a Platform Development and Exclusive License Agreement (the “Agreement”) pursuant to which the Company obtained a worldwide exclusive license (the “Exclusive License”) of Younet’s proprietary, custom biomedical artificial intelligence research platform (the “Researgency Platform”), together with associated trademarks and intellectual property. The term of the Agreement is for 12 months following the Effective Date (the “Initial Term”), with the option by the Company to renew the agreement for successive 12 months terms (each, a “Renewal Term”), in each case by providing notice to Younet pursuant to the terms of the Agreement (the “Extension Notice”). Pursuant to the Agreement, Younet shall also provide to the Company certain deliverables and services related to the Researgency Platform, with certain additional deliverables to be provided by Younet in the event of a Renewal Term, in each case with all operating costs relating to the Researgency Platform to be paid by the Company.

In consideration of the services to be performed by Younet under the Agreement, the Company has agreed to pay to Younet for the Initial Term a cash fee of up to $530,000 consisting of (i) $80,000 in cash, which was paid by the Company on the Effective Date, and (ii) in the event the Company delivers to Younet a written notice electing to engage Younet for the continued development of Researgency, $450,000 in cash, payable in 9 monthly installments of $50,000, pursuant to the terms of the Agreement. Such notice may be provided at any time on or after the first business day of the third month following the Effective Date and such continued development may be terminated upon 30 days notice by the Company. In addition, the Company has agreed to issue to Younet 5,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), within 10 business days of the Effective Date. In addition, each time the Agreement is extended for a Renewal Term, the Company shall (i) pay to Younet $250,000 in cash and (ii) issue to Younet 5,000,000 shares of Common Stock within 10 business days of the Extension Notice. Any shares of Common Stock issuable to Younet pursuant to the Agreement shall herein be referred to as the “Younet Shares.” Except for certain block trades, during the Term (as defined in the Agreement) and for the twelve months thereafter, Younet shall not sell any Younet Shares on any Trading Day (as defined in the Agreement) in an amount that exceeds 3% of the Daily Trading Volume (as defined in the Agreement) for such Trading Day.

In addition, Younet has granted to the Company an irrevocable option, exercisable at any time during the Initial Term or any Renewal Terms, to acquire all of the issued and outstanding equity interests of Younet, or, at the Company’s election, substantially all of the assets of Younet, for a total purchase price of $55,000,000, subject to the terms of the Agreement.

If the Company does not deliver an Extension Notice prior to the expiration of the Initial Term or any Renewal Term, the Agreement shall expire automatically at the end of the applicable term. In addition, the Agreement may be terminated by either party (i) for uncured material breach or (ii) due to the insolvency of the other party. Upon termination or expiration, (a) the Exclusive License will terminated, (b) all licenses granted to Younet with respect to KALA Data (as defined in the Agreement) will immediately terminate, (c) all licenses granted to the Company with respect to Younet Background IP (as defined in the Agreement) will survive in accordance with their terms, and (d) all Work Product (as defined in the Agreement) completed as of the date of termination shall be delivered to and owned by the Company.

The License Agreement additionally includes customary representations and warranties, covenants, and indemnification obligations for a transaction of this nature.

The foregoing description of the terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The matters described in Item 1.01 of this Current Report on Form 8-K with respect to the Younet Shares are incorporated herein by reference. In connection with the issuance of the Younet Shares as described in Item 1.01, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder for transactions not involving a public offering. This report shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Item 7.01.	Regulation FD Disclosure.

On March 4, 2026, the Company issued a press release announcing its entry into the Agreement and other business updates. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Exhibit No.	Description
10.1	Platform Development and Exclusive License Agreement, dated March 3, 2026.
99.1	Press Release, dated March 4, 2026.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALA BIO, INC.

March 4, 2026	By:	/s/ Avi Minkowitz
		Name:	Avi Minkowitz
		Title:	Chief Executive Officer

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